ODYSSEY OIL & GAS, INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANNES-OXLEY ACT OF 2002

In connection with the Annual Report of Odyssey Oil & Gas, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2006 (the "Report"), I Arthur Johnson, Principal Executive Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ Arthur Johnson
    ------------------------------------
    Arthur Johnson
    Principal Executive Officer,
    President, and Chief Financial Officer
    June 6, 2006